Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission

[ ] Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[X] Soliciting Material under Section 240.14a-12

FRANKLIN MUTUAL SERIES FUNDS

(Name of Registrant as Specified in its Charts)

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Franklin Mutual Financial Services Fund
Abstention Call Guide
(ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in shares of the Franklin Mutual Financial Services Fund.

I apologize for any inconvenience; however, since I assume you are not able to attend the Special Meeting of Shareholders scheduled to take place on April 5, 2024, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the Franklin Mutual Financial Services Fund before the meeting takes place, would you like us to vote those shares in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-14-2024

Franklin Mutual Financial Services Fund
Abstention Call Guide
(ABSTAIN FOR QUORUM)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-14-2024

Franklin Mutual Financial Services Fund

Level I Answering Machine Script

Hello.

I am calling on behalf of Franklin Templeton regarding your current investment in shares of the Franklin Mutual Financial Services Fund.

The Special Meeting of Shareholders of the Fund is scheduled to take place on April 5, 2024. Shareholders are being asked to consider and vote on an important matter about the operation of the Fund. As of today, your vote has not been registered.

For more information or to cast your vote, please contact us at 1-877-478-5040 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Franklin Mutual Financial Services Fund
Any Vote Call Guide
(Any Vote)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Franklin Mutual Financial Services Fund. The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on April 5, 2024.

At this time, we are offering shareholders the convenience of casting their proxy votes by phone. Your Board of Trustees is unanimously recommending a vote “In Favor” of the proposal, but you may also cast a vote of “Against” or “Abstain”.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional shares you own of the Franklin Mutual Financial Services Fund before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-12-2024

Alternative Outreach Communications
Level I AOC
(Start of Campaign Call Guide)

Hello.

This call is regarding your investment in shares of the Franklin Mutual Financial Services Fund.

The Special Meeting of Shareholders of the Fund is scheduled to take place on April 5, 2024.

We are calling to offer you a quick and convenient way of voting your proxy which will help the Franklin Mutual Financial Services Fund achieve its Shareholder Meeting objectives. To cast your vote with a live representative, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or your vote, please press 2 now or for more information about your investment in shares of the Franklin Mutual Financial Services Fund, please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of February 5, 2024, you owned one or more shares of the Franklin Mutual Financial Services Fund. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine, you may contact us toll free at 1-877-478-5040 Monday through Friday from 9am to 10pm Eastern Time.

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment in shares of the Franklin Mutual Financial Services Fund. The Special Meeting of Shareholders of the Fund is scheduled to take place on April 5, 2024 and our records indicate that your vote has not been registered.

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-14-24

Alternative Outreach Communications
Level I AOC
(Start of Campaign Call Guide)

To conveniently vote your shares by phone, please contact us at your earliest convenience at 1-877-478-5040 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-14-24

Mutual Fund
Proxy Fact Sheet For:
Franklin Mutual
Financial Services Fund

Special Meeting Important Dates		Special Meeting Location
Record Date	FEBRUARY 5, 2024	TO BE CONDUCTED EXCLUSIVELY ONLINE VIA LIVE WEBCAST
Mail Date	FEBRUARY 16, 2024
Meeting Date	APRIL 5, 2024 @ 2:00 PM (ET)
Additional Information		Contact Information
Tickers	SEE PAGE 4	Inbound Line	1-877-478-5040
CUSIPs	SEE PAGE 4	Website	www.franklintempleton.com

Note: Capitalized terms used herein and not defined herein are used with the meanings given them in the Franklin Mutual Financial Services Fund Prospectus/Proxy Statement.

What are Shareholders being asked to vote on?

1.	To approve the Plan of Reorganization providing for the reorganization of Franklin Mutual Financial Services Fund, a series of Franklin Mutual Series Funds, with and into Franklin Mutual Global Discovery Fund, a series of Franklin Mutual Series Funds;

BOARD OF TRUSTEES UNANIMOUS RECOMMENDATION – “FOR”

PROPOSAL 1: To Approve a Plan of Reorganization;

What are shareholders being asked to approve?

Shareholders of the Franklin Mutual Financial Services Fund (the “Financial Services Fund”) will be asked to approve a Plan of Reorganization (the “Plan”).

If the Financial Services Fund shareholders vote to approve the Plan, substantially all of the assets of the Financial Services Fund will be acquired by the Franklin Mutual Global Discovery Fund (the “Global Fund”) in exchange for Class A, Class C, Class R6 and Class Z shares of the Global Fund.

What will the Plan consist of?

If the Financial Services Fund shareholders vote to approve the Plan, substantially all of the assets of the Financial Services Fund will be acquired by the Global Fund in exchange for Class A, Class C, Class R6 and Class Z shares of the Global Fund; the Global Fund shares received by the Financial Services Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Financial Services Fund; and the Financial Services Fund will be completely liquidated and dissolved.

How will approval of the Plan affect a shareholder’s investment account?

If the Financial Services Fund’s shareholders vote to approve the Plan, then shareholders of the Financial Services Fund will become shareholders of the Global Fund on or about April 26, 2024, and will no longer be shareholders of the Financial Services Fund.

For Internal Distribution Only	Page 1

Shareholders of the Financial Services Fund will receive Class A, Class C, Class R6 and Class Z shares of the Global Fund with an aggregate net asset value (“NAV”) equivalent to their investment in the corresponding class of shares of the Financial Services Fund.

In particular, the Plan provides that: (1) substantially all of the assets of the Financial Services Fund will be acquired by the Global Fund in exchange for Global Fund Shares; (2) the Global Fund Shares received by the Financial Services Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the Financial Services Fund; and (3) the Financial Services Fund will be completely liquidated and dissolved.

Because the Funds have different NAVs per share, the number of Global Fund Shares that shareholders receive will likely be different than the number of shares of the Financial Services Fund that they own, but the total value of a shareholder’s investment will be the same immediately before and after the exchange. After the Global Fund Shares are distributed to the Financial Services Fund’s shareholders, the Financial Services Fund will be completely liquidated and dissolved.

(NOTE TO CSRs: The proposed transaction is referred to in the Prospectus/Proxy Statement as the “Transaction.”)

Why are shareholders being asked to approve the Plan?

The Financial Services Fund and the Global Fund (each, a “Fund” and, collectively, the “Funds”) have similar principal investment strategies and goals and both are managed in a similar fashion by Franklin Mutual Advisers, LLC (“FMA” or the “Investment Manager”).

Why is the reorganization being recommended?

At the December Meeting of the Board on December 13-14, 2023, FMA and Franklin Distributors, LLC (“Management”) recommended to the Board that it approve the reorganization of the Financial Services Fund with and into the Global Fund.

●	Management recommended the Transaction because of a similarity in investment goals, principal investment strategies and principal investment risks of the Financial Services Fund and the Global Fund.

●	In addition, the Global Fund has lower investment management fees at current asset levels, lower annual fund operating expenses (both before and after fee waivers) for all share classes, a larger asset size, stronger historical investment performance, and identical service providers to the Financial Services Fund.

●	FMA also employs the same portfolio selection process for both Funds.

How do the investment goals and investment strategies of the Funds compare?

The Funds have similar fundamental investment goals other than with respect to industry concentration. The Funds also have similar principal investment strategies. The equity securities in which the Funds invest are primarily common stock.

financial services fund

●	The investment goal of the Financial Services Fund is capital appreciation, which may occasionally be short term. The secondary goal is income.

For Internal Distribution Only	Page 2

●	Under normal market conditions, the Financial Services Fund invests at least 80% of its net assets in securities of financial services companies that FMA believes are available at market prices less than their value based on certain recognized or objective criteria (fundamental value).

global fund

●	The investment goal of the Global Fund is capital appreciation.

●	Under normal market conditions, the Global Fund invests primarily in equity securities of U.S. and foreign companies that FMA believes are available at market prices less than their value based on certain recognized or objective criteria (fundamental value).

The Financial Services Fund’s concentration of investments in the securities of financial services companies is the primary difference between the two Funds.

Who manages each Fund?

FMA serves as the investment manager of both Funds.

How do the fees and expenses of the Funds compare?

management fee

The effective investment management fee of the Global Fund is lower than the Financial Services Fund.

total fund operating expenses

The Financial Services Fund’s shareholders will experience a reduction in the overall total expense ratio that applies to their investment if the Financial Services Fund is reorganized into the Global Fund.

●	Based on the six-month semi-annual period ended June 30, 2023, the Global Fund’s total operating expense ratios (annualized) for each share class are lower than the Financial Services Fund’s total operating expense ratios (annualized) for its corresponding share classes before and after taking into account fee waivers.

●	After taking into account applicable waivers, based on such information, the Global Fund’s total annualized operating expense ratios are lower for the Class A (0.09% lower), Class C (0.09% lower), Class R6 (0.11% lower) and Class Z shares (0.09% lower).

What are the U.S. federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes.

How do the performance records of the Funds compare?

The Global Fund has outperformed the Financial Services Fund over the one-year (+15.18%), three-year (+1.17%), five-year (+3.61%) and ten-year (+0.37%) periods ended September 30, 2023 (based on Class A Shares without sales load).

What is the anticipated timing of the Transaction?

The Meeting is scheduled to occur on April 5, 2024. If all necessary approvals are obtained, the Transaction is currently expected to be completed on or about April 26, 2024.

For Internal Distribution Only	Page 3

What will happen if the Transaction is not approved?

If the Transaction is not approved by the Financial Services Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Financial Services Fund, and the Financial Services Fund will continue to operate.

The Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Financial Services Fund.

Who is paying for expenses related to the Special Meeting and the Transaction?

Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs. FMA will pay the remaining 50% of such expenses.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

-	For technical assistance in accessing the Meeting, shareholders can e-mail
attendameeting@equiniti.com.

-	Proxy Materials Are Available Online At:
https://vote.proxyonline.com/Franklin/docs/FinancialServicesFund.pdf

-	EQ Fund Solutions is identified in the Prospectus/Proxy Statement as the Fund’s proxy solicitor.

NAME OF FUND	CLASS	TICKER	CUSIP
Franklin Mutual Financial Services Fund	A	TFSIX	354026106
Franklin Mutual Financial Services Fund	C	TMFSX	354026205
Franklin Mutual Financial Services Fund	R6	FMFVX	354026783
Franklin Mutual Financial Services Fund	Z	TEFAX	354026304

For Internal Distribution Only	Page 4

Franklin Mutual Financial Services Fund
Level I Call Guide
(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Franklin Mutual Financial Services Fund. You were recently sent proxy materials asking for your vote at the Special Meeting of Shareholders of the Fund scheduled to take place on April 5, 2024.

Have you received and had the opportunity to review the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees has unanimously recommended a vote “For” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone; however, your Board of Trustees has unanimously recommended a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional shares you own of the Franklin Mutual Financial Services Fund before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-13-2024

Franklin Mutual Financial Services Fund
Level I Call Guide
(CONFIRM RECEIPT OF PROXY MATERIAL)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 02-13-2024

Proxy Notice - Please Vote

Dear First Name Last Name,

Your fund listed below currently has a proxy that needs your vote. To vote online, sign into your account at franklintempleton.com and select "Vote Now" from the box titled “You may have fund vote(s) awaiting your attention.”

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and prospectus and cast your proxy vote today!

Additional information on this proxy:

●	Special Meeting of Shareholders of the Franklin Mutual Financial Services Fund
●	Meeting Date: April 5, 2024
●	For shareholders of the fund as of February 5, 2024

PROXY CONTROL NUMBER: 123456789101

If you have any questions about this proxy or to request a paper copy of these proxy materials, please call (877) 478-5040.1 To vote your proxy by phone rather than online, call (888) 227-9349. You will need to provide your control number referenced above.

To access electronic proxy materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com.

We look forward to serving your investment needs in the years to come.

Sincerely,

Franklin Templeton Investor Services, LLC

[1]	There is no cost to you for requesting a paper copy. Please make your request before March 22, 2024 to allow for a timely delivery of the proxy materials.

You are receiving this email because you have elected to receive proxy materials via electronic delivery.

Visit franklintempleton.com to access account information, fund performance, market commentary and more.

You may contact us with any questions by email or call us at (800) 632-2301.
If you'd like to update your eDelivery options, sign in to your account and select "Change Delivery Options."
We do not send unsolicited emails asking our customers for private information such as Social Security numbers or account numbers. Any such request should be reported to us immediately at (800) 632-2301. Learn more about email safety and online security.
To make sure our emails to you aren't directed to your bulk or junk mail folders, please add onlineservices@franklintempleton.com to your email address book.
Copyright © 2024 Franklin Templeton. All rights reserved.